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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.

                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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        Rule14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to Rule 14a-12

                         BURLINGTON RESOURCES INC.
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              (Name of Registrant as Specified in its Charter)

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On December 13, 2005, ConocoPhillips and Burlington Resources Inc. made a joint analyst presentation concerning the proposed acquisition by
ConocoPhillips of Burlington Resources Inc. The following consists of the slides and fact sheet used in connection with the analyst presentation.

             CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING
       INFORMATION FOR THE PURPOSE OF "SAFE HARBOR" PROVISIONS OF THE
              PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates, "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor"
provisions of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by
Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of
ConocoPhillips' and Burlington Resources' reports filed with the SEC.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Burlington Resources Inc.
undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                           ADDITIONAL INFORMATION

     In connection with the proposed transaction, ConocoPhillips will file a Form S-4, Burlington Resources will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS
ARE URGED TO READ THE FORM S-4 AND THE PROXY STATEMENT WHEN THEY BECOME
AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may
obtain a free copy of the Form S-4 and the proxy statement (when available)
and the other documents free of charge at the website maintained by the SEC at www.sec.gov.

     ConocoPhillips, Burlington Resources and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Burlington Resources' stockholders in connection with the merger. Information about the directors and executive officers of
ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips' 2006 Annual Meeting of
Stockholders. Information about the directors and executive officers of
Burlington Resources and their ownership of Burlington Resources stock is set forth in Burlington Resources' proxy statement for its 2005 annual meeting, which was filed with the SEC on March 10, 2005. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.

     Investors should read the Form S-4 and proxy statement carefully when they become available before making any voting or investment decision.

Jim Mulva

Chairman & CEO

ConocoPhillips

Bobby Shackouls

Chairman & CEO

Burlington Resources

December 13, 2005

Creating a Leading

North American

Gas Supplier

Agenda

Introduction                                                    Gary Russell

Transaction Overview &                                 Jim Mulva
    Strategic Rationale

Burlington Resources Overview                     Bobby Shackouls

Portfolio Impact                                              Jim Mulva

Financial Impact                                             Jim Mulva

CAUTIONARY STATEMENT
FOR THE PURPOSES OF THE “SAFE HARBOR” PROVISIONS
OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

The following presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby.  You can identify our forward-looking statements by words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions.  Forward-looking statements relating to ConocoPhillips’ operations are based on management’s expectations, estimates and projections about ConocoPhillips and the petroleum industry in general on the date the presentations are given.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict.  Further, certain forward-looking statements are based upon assumptions as to future events that may not prove to be accurate.  Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements.

Factors that could cause actual results or events to differ materially include, but are not limited to, the failure to receive required approvals by Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources’ operations into ConocoPhillips will be greater than expected; crude oil and natural gas prices; refining and marketing margins; potential failure to achieve, and potential delays in achieving expected reserves or production levels from existing and future oil and gas development projects due to operating hazards, drilling risks, and the inherent uncertainties in interpreting engineering data relating to underground accumulations of oil and gas; unsuccessful exploratory drilling activities; lack of exploration success; potential disruption or unexpected technical difficulties in developing new products and manufacturing processes; potential failure of new products to achieve acceptance in the market; unexpected cost increases or technical difficulties in constructing or modifying company manufacturing or refining facilities; unexpected difficulties in manufacturing, transporting or refining synthetic crude oil; international monetary conditions and exchange controls; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; general domestic and international economic and political conditions, as well as changes in tax and other laws applicable to ConocoPhillips’ business.  Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting ConocoPhillips’ business generally as set forth in ConocoPhillips’ filings with the Securities and Exchange Commission (SEC), including our Form 10-Q for the quarter ending September 30, 2005.  Unless legally required, ConocoPhillips is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Cautionary Note to U.S. Investors – The U.S. Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  We use certain terms in this presentation such as “oil/gas resources,” “Syncrude,” and/or “Society of Petroleum Engineers (SPE) proved reserves” that the SEC’s guidelines strictly prohibit us from including in filings with the SEC.  U.S. investors are urged to consider closely the oil and gas disclosures in our Form 10-K for the year ended December 31, 2004.

This presentation includes certain non-GAAP financial measures, as indicated.  Such non-GAAP measures are intended to supplement, not substitute for, comparable GAAP measures.  Investors are urged to consider closely the GAAP reconciliation tables provided in the presentation Appendix.

Transaction Overview

$92 per BR share based on COP closing <<>>
price on December 9, 2005

For each BR share:

$46.50 cash

0.7214 COP shares

Enterprise value: $35.6B

Including net debt

Principal conditions to closing

BR shareholder approval – Q1 2006

Regulatory clearances – 1H 2006

Securing Management Strengths

Two BR directors to join COP Board

Bobby Shackouls

Bill Wade

Talent retention plan

Randy Limbacher to become EVP

Responsible for North and South America E&P

Key technical / operational talent

Integration planning teams formed

Strategic Rationale

Creates leading North American gas position

High-quality, long-lived, low-risk gas reserves

Significant unconventional resource plays

Enhances production growth / N.A. gas supply

Near-term conventional / unconventional

Long-term LNG and Arctic gas

Enhances business mix

Increases E&P, OECD, and North American gas

Significant free cash flow

Synergies of $375 MM

Access to technical capabilities

Burlington Resources Overview

BR – A Premier N.A. Gas Company

Note: Reserves are YE 2004 numbers, with NGLs converted to Gas, per BR convention

          Production is FY 2005 (E), based on Q3 actuals

Reserves

Oil

Gas

                                      Reserves                Production

United States                     1329 MMBOE          249 MBOE/d

Canada                                 460 MMBOE          164 MBOE/d

Rest of World                       212 MMBOE            62 MBOE/d

TOTAL                                2001 MMBOE          475 MBOE/d

NGL

Reserves

North

America

ROW

San Juan

High quality, long-lived gas reserves

7.5

2.4

5.1

Reserves (TCFE)

1610

770

840

Acreage (M acres)

1308

564

744

Production (MMCFED)

Total

COP

BR

BR

COP

Significant synergy potential

Production enhancement

Operating and admin expenses

Lower gathering & transportation costs

Better utilization of COP 50% owned
    Blanco Gas Processing Plant

Colorado

New Mexico

BR - High Impact Resource Plays

South  Louisiana

Deep Bossier

Barnett Shale

35,000 net acres

13 – 14,000’ targeted depths

Similar to Barnett Shale

Woodford Shale

28,000 net core acres

92,000 net non-core acres

70,000 acres Parker, Hood,
Johnson Counties

Seismic covering 65% of acreage
position

215 risked locations

200,000 net acres

Franklin Block tested at 640 acre
spacing

200 Mmcfd gross (115 Mmcfd
net)

Savell field development

Five rigs deployed

660,000 net acres fee land

Pine Prairie Redell

Four Isle Dome

Bakken Shale

67,000 net acres

Unconventional oil exploration

Ramping up drilling program

6 Mpd net of production

Additional EOR Options

Production expected to grow from
25 MBOPD to over 35 MBOPD in
2007

Cedar Creek Anticline

Conventional

Unconventional

Western Canada
Strong Conventional Gas Position

Over 1 million net acres of land

Conventional and tight gas

200 locations planned in 2005

Production 358 MMcfed

Deep Basin / Foothills

820,000 net acres of land

570 square miles of 3D seismic to
identify drilling opportunities

Production 128 MMcfed

Kaybob

728,000 net acres of land

150 gross operated wells planned
in 2005

Production 210 MMcfed

O’Chiese

Southern Plains

1,300,000 net acres of land

Includes the Viking-Kinsella
property

Production 182 MMcfed

Northern Plains

738,000 net acres of land

Significant trend extension
opportunities for future growth.

Production 97 MMcfed

Portfolio Impact

Compelling Transaction for
BR Shareholders

Expanded position in global energy

Attractive premium / cash component

Ongoing value by joining a major global
integrated energy company

Creates better long-term growth options

Leveraging technical strengths to broader
portfolio

Strengthens N.A. Gas Position

COP

COP and BR

BR

Note:  Production figures are based on YE 2004 Filings

           COP volumes do not include fuel gas production.

           CVX pro forma for UCL

North American Gas Production

Major U.S. Gas Supplier
Delivering gas to the U.S. from various supply sources

#1 in N. A. gas production

50% owner in DEFS

A leading gas marketer

Developing multiple LNG projects and
   re-gasification capabilities

Major existing positions in both Alaskan
    North Slope gas and Mackenzie Delta

Enhanced Business Mix

COP

Pro Forma w/ BR

Non-OECD

38%

OECD

62%

Non-OECD

31%

OECD

69%

OECD Mix

Based on Reserves

Note: Capital Employed is estimated YE 2005, with LUK (at 10% equity) allocated 70% E&P, 30% R&M.

           Reserves are YE 2004.

Gas

35%

Oil

65%

Oil

59%

Gas

41%

Oil / Gas Mix

Based on Reserves

Capital Employed

By Business Segment

Midstream &

Chemicals

R&M

31%

E&P

61%

Other

3%

5%

E&P

74%

R&M

21%

Midstream &

Chemicals

3%

Other

2%

Reserves are YE 2004 actual, excludes Syncrude for COP.

CVX pro forma for UCL.

COP includes the additional 4.8% LUK equity purchased through Q3 2005.

Production is 2004 average except for COP and BR (both 2005 (E)).

Pro Forma Operating Impact

Pro Forma Production Profile

CAGR  ~3%

Note: Production is company estimates.

          2006 includes 6 months of BR production.

          Lukoil average equity is assumed at 13% in 2005, 18% in 2006, & 20% thereafter

          COP includes equity affiliates and Syncrude.

Synergy Estimate
$375 MM Pre-Tax

Corporate G&A redundancies

Consolidation of regional E&P offices

Exploration portfolio optimization

Operating expense reductions

Revenue enhancements

Financial Summary

Accretive to CFPS

Slightly dilutive to 2006 EPS (First Call estimates)

Slightly accretive to 2006 EPS (Strip Pricing)

Dilutive to GAAP ROCE / Accretive to Adjusted ROCE

Lowers E&P unit production cost

Excess cash flow quickly reduces incremental debt

CFPS

Accretion / Dilution

2.2%

3.5%

Strip1

-3.9%

-2.1%

First Call

2007

2006

EPS

8.6%

10.6%

Strip1

4.1%

6.2%

First Call

2007

2006

1 FC consensus earnings adjusted for strip pricing

Discretionary Cash Flow
First Call Prices

(15.4)

(17.2)

Capital Expenditures & other

22.8

23.1

Cash Flow from Operations

7.4

5.9

Net Cash Flow

13.6

14.9

Net Income

2007

2006

$ Billion

Note: Capital expenditures and other includes LUK, share purchases, and loans to affiliates.

          Capital expenditures are from company sources

Debt Ratio Impact
 First Call Prices

Equity  $B

Balance sheet
debt  $B

Debt to capital
ratio  %

Based on 2006 & 2007 First Call Prices

Equity includes minority interest.

All excess cash flow applied to pay down debt.

Assumes initial net debt @ closing of $29B

Discretionary Cash Flow
NYMEX Strip Prices

(15.4)

(17.2)

Capital Expenditures & other

28.6

28.8

Cash Flow from Operations

13.2

11.6

Net Cash Flow

19.2

20.2

Net Income

2007

2006

$ Billion

Note: Capital expenditures and other includes LUK, share purchases, and loans to affiliates.

          Capital expenditures are from company sources

Debt Ratio Impact
 NYMEX Strip Prices

Equity  $B

Balance sheet
debt  $B

Debt to capital
ratio  %

Based on 2006 & 2007 NYMEX Strip prices

Equity includes minority interest.

All excess cash flow applied to pay down debt.

Assumes initial net debt @ closing of $29B

2006 ROCE
GAAP / Adjusted

1 FC consensus earnings adjusted for strip pricing

Strip1

First Call Estimates

COP

Pro Forma

Compelling Strategic Opportunity

High quality, long-lived, low-risk reserves

Enhances production growth and lowers unit
operating cost

Secures access to significant unconventional
resource plays

Rebalances portfolio towards E&P with significant
OECD / North American gas

Long-term financial strength enhanced

Improved competitiveness         Shareholder value creation

Appendix

$92 / BR share

2006 to 2007 First Call estimates

Number of fully diluted shares, MM

COP – 1406

BR – 381.1

First Call Prices

2006 – Oil – $57.50 ; Gas - $8.52 ; Crack - $8.50

2007 – Oil -  $53.32 ; Gas – $7.68; Crack - $8.25

Strip Prices

2006 – Oil – $61.78 ; Gas - $11.83 ; Crack - $11.29

2007 – Oil -  $62.68 ; Gas – $10.66; Crack - $9.86

Proforma includes:

Incremental DD&A from purchase accounting write-up

Goodwill of $19B  (True - $11.2B; Deferred tax - $8.1 )

Incremental debt

Synergies of $375 MM pre-tax

COP’s Wilhelmshaven refinery acquisition

Financial Analysis - Premises

Accretion/Dilution Reconciliation
First Call Pricing

EPS

CFPS

COP FD shares 11/30/05 – 1435 million

Additional shares issued – 274.8 million

Stepped-up PP&E - $26.7 billion

Resultant Goodwill:

                                $11.1 billion True

                                $8.2 billion Deferred Taxes

Goodwill based on early April, 2005
     JS Herolds Appraisal Report.

Will ultimately be based on third party
     appraisal.

Cash portion to be funded with cash on

hand and incremental debt.

Accretion/Dilution Reconciliation
Strip Pricing Sensitivity

December 9 Prices – Close of Markets

COP and BR Published Sensitivities

[LOGO ConocoPhilips]     [LOGO - BURLINGTON RESOURCES]

CONOCOPHILLIPS OVERVIEW
ConocoPhillips is an international, integrated energy company. It is the third-largest integrated energy company in the United States, based on market capitalization, and oil and gas production and reserves; and one of the largest refiners in the United States. Worldwide, of
nongovernment-controlled companies, ConocoPhillips has the eighth-largest total of proved reserves and is the fifth-largest refiner. Following the acquisition of Burlington Resources, ConocoPhillips will become a leading natural gas producer in North America and will have:

     o    Pro-forma reserves of 10.5 BBOE as of December 31, 2004,
          excluding 0.3 BBOE associated with ConocoPhillips' Syncrude operations, of which 52 percent is in North America; and

     o    Pro-forma 2005 production of 2.3 MMBOE/d, including LUKOIL and
          Syncrude, of which 50 percent is in North America.

CONOCOPHILLIPS FACTS & FIGURES
Net Income        $8.129 billion (FY2004)
Stock NYSE:       COP
Headquarters      Houston, Texas
Employees         35,800, as of December 31, 2004
Activities        Petroleum exploration and production
                  Petroleum refining, marketing, supply and transportation
                  Natural gas gathering, processing and marketing, including a 50% interest in Duke Energy Field Services LLC
                  Chemicals and plastics production and distribution through a 50% interest in Chevron Phillips Chemical Company LLC
                  Investments in emerging businesses, including technology
                    solutions, gas-to-liquids, power generation and emerging
                  technologies

BURLINGTON RESOURCES OVERVIEW
Burlington Resources is one of the world's largest independent oil and natural gas exploration and production companies, and holds one of the industry's leading positions in North American natural gas reserves and production. At year-end 2004, Burlington Resources had a reserves base of
12 trillion cubic feet equivalent of natural gas, concentrated in North
America. These reserves supply nearly 85 percent of current production, with a key focus being the Rocky Mountain gas fairway of the U.S. and
Canada.

BURLINGTON RESOURCES FACTS & FIGURES
Net Income        $1.527 billion (FY2004)
Stock             NYSE: BR
Headquarters      Houston, Texas
Employees         2,300, as of December 31, 2004
Activities        Exploration, development, production and sale of natural gas and crude oil, primarily in major producing basins in the
                  U.S., as well as in Canada and selected other international areas.